CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

         Pursuant to 18 U.S.C. §1350, the undersigned Chief Financial Officer of Avnet, Inc. (the “Company”) hereby certifies that the Company’s Annual Report on Form 10-K for the year ended June 28, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 26, 2002

/s/ Raymond Sadowski Raymond Sadowski Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.